Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$17,575	100.0	$17,052	100.0	3.1
Cost of products sold	5,344	30.4	5,597	32.8	(4.5)
Selling, marketing and administrative expenses	5,314	30.2	5,228	30.6	1.6
Research and development expense	2,042	11.6	1,923	11.3	6.2
In-process research and development	178	1.0	679	4.0
Interest (income) expense, net	87	0.5	120	0.7
Other (income) expense, net	943	5.4	(90)	(0.5)
Earnings before provision for taxes on income	3,667	20.9	3,595	21.1	2.0
Provision for taxes on income	685	3.9	966	5.7	(29.1)
Net earnings	2,982	17.0	2,629	15.4	13.4
Add: Net loss attributable to noncontrolling interest	—	—	339	2.0
Net earnings attributable to Johnson & Johnson	$2,982	17.0	$2,968	17.4	0.5

Net earnings per share attributable to Johnson & Johnson (Diluted)	$1.04		$1.05		(1.0)

Average shares outstanding (Diluted)	2,881.2		2,818.1

Effective tax rate	18.7%		26.9%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$4,831	27.5	$4,525	26.5	6.8
Net earnings attributable to Johnson & Johnson	$3,919	22.3	$3,521	20.6	11.3
Net earnings per share attributable to Johnson & Johnson (Diluted)	$1.36		$1.25		8.8
Effective tax rate	18.9%		22.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$52,957	100.0	$49,666	100.0	6.6
Cost of products sold	16,387	30.9	15,655	31.5	4.7
Selling, marketing and administrative expenses	15,913	30.0	15,208	30.6	4.6
Research and development expense	5,772	10.9	5,334	10.7	8.2
In-process research and development	242	0.5	1,108	2.2
Interest (income) expense, net	292	0.6	379	0.8
Other (income) expense, net	1,630	3.1	1,307	2.7
Earnings before provision for taxes on income	12,721	24.0	10,675	21.5	19.2
Provision for taxes on income	2,409	4.5	2,728	5.5	(11.7)
Net earnings	10,312	19.5	7,947	16.0	29.8
Add: Net loss attributable to noncontrolling interest	—	—	339	0.7
Net earnings attributable to Johnson & Johnson	$10,312	19.5	$8,286	16.7	24.5

Net earnings per share attributable to Johnson & Johnson (Diluted)	$3.58		$2.96		20.9

Average shares outstanding (Diluted)	2,879.0		2,805.0

Effective tax rate	18.9%		25.6%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$15,260	28.8	$14,099	28.4	8.2
Net earnings attributable to Johnson & Johnson	$12,315	23.3	$10,969	22.1	12.3
Net earnings per share attributable to Johnson & Johnson (Diluted)	$4.28		$3.91		9.5
Effective tax rate	19.3%		22.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,225	1,214	0.9%	0.9	—
International	2,386	2,367	0.8	2.6	(1.8)
	3,611	3,581	0.8	2.0	(1.2)

Pharmaceutical
U.S.	3,549	3,288	7.9	7.9	—
International	3,487	3,114	12.0	14.0	(2.0)
	7,036	6,402	9.9	10.9	(1.0)

Med Devices & Diagnostics
U.S.	3,151	3,289	(4.2)	(4.2)	—
International	3,777	3,780	(0.1)	4.2	(4.3)
	6,928	7,069	(2.0)	0.3	(2.3)

U.S.	7,925	7,791	1.7	1.7	—
International	9,650	9,261	4.2	7.1	(2.9)
Worldwide	$17,575	17,052	3.1%	4.7	(1.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$3,899	3,843	1.5%	1.5	—
International	7,045	6,952	1.3	2.7	(1.4)
	10,944	10,795	1.4	2.3	(0.9)

Pharmaceutical
U.S.	10,397	9,408	10.5	10.5	—
International	10,432	9,418	10.8	12.9	(2.1)
	20,829	18,826	10.6	11.7	(1.1)

Med Devices & Diagnostics
U.S.	9,600	9,119	5.3	5.3	—
International	11,584	10,926	6.0	10.0	(4.0)
	21,184	20,045	5.7	7.9	(2.2)

U.S.	23,896	22,370	6.8	6.8	—
International	29,061	27,296	6.5	9.2	(2.7)
Worldwide	$52,957	49,666	6.6%	8.1	(1.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$7,925	7,791	1.7%	1.7	—

Europe	4,478	3,983	12.4	8.4	4.0
Western Hemisphere excluding U.S.	1,842	1,824	1.0	8.0	(7.0)
Asia-Pacific, Africa	3,330	3,454	(3.6)	5.1	(8.7)
International	9,650	9,261	4.2	7.1	(2.9)

Worldwide	$17,575	$17,052	3.1%	4.7	(1.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$23,896	22,370	6.8%	6.8	—

Europe	13,631	12,342	10.4	8.6	1.8
Western Hemisphere excluding U.S.	5,530	5,266	5.0	10.3	(5.3)
Asia-Pacific, Africa	9,900	9,688	2.2	9.2	(7.0)
International	29,061	27,296	6.5	9.2	(2.7)

Worldwide	$52,957	$49,666	6.6%	8.1	(1.5)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter			% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012		(Decr.)

Earnings before provision for taxes on income - as reported	$3,667	3,595		2.0%

Litigation expenses	872	89

In-process research and development	178	679

Synthes integration/transaction costs and currency related	122	165	(1)

DePuy ASR™ Hip program	35	27

Intangible asset write-downs	—	—

Other	(43)	(30)

Earnings before provision for taxes on income - as adjusted	$4,831	4,525		6.8%

Net Earnings attributable to Johnson & Johnson - as reported	$2,982	2,968		0.5%

Litigation expenses	720	70

In-process research and development	126	340	(2)

Synthes integration/transaction costs and currency related	103	135

DePuy ASR™ Hip program	31	24

Intangible asset write-downs	—	—

Other	(43)	(16)

Net Earnings attributable to Johnson & Johnson - as adjusted	$3,919	3,521		11.3%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$1.04	1.05		(1.0)%

Litigation expenses	0.25	0.02

In-process research and development	0.04	0.13

Synthes integration/transaction costs and currency related	0.04	0.05

DePuy ASR™ Hip program	0.01	0.01

Intangible asset write-downs	—	—

Other	(0.02)	(0.01)

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$1.36	1.25		8.8%

(1) Represents inventory step-up recorded in cost of products sold

(2) In-process research and development of $679M offset by $339M reported as net loss attributable to noncontrolling interest

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012	(Decr.)

Earnings before provision for taxes on income - as reported	$12,721	$10,675	19.2%

Litigation expenses	1,776	758

In-process research and development	242	1,108

Synthes integration/transaction costs and currency related	502	622

DePuy ASR™ Hip program	117	27

Intangible asset write-downs	—	939

Other	(98)	(30)

Earnings before provision for taxes on income - as adjusted	$15,260	14,099	8.2%

Net Earnings attributable to Johnson & Johnson - as reported	$10,312	8,286	24.5%

Litigation expenses	1,419	681

In-process research and development	168	684

Synthes integration/transaction costs and currency related	373	593

DePuy ASR™ Hip program	122	24

Intangible asset write-downs	—	717

Other	(79)	(16)

Net Earnings attributable to Johnson & Johnson - as adjusted	$12,315	10,969	12.3%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$3.58	2.96	20.9%

Litigation expenses	0.49	0.24

In-process research and development	0.06	0.24

Synthes integration/transaction costs and currency related	0.13	0.21

DePuy ASR™ Hip program	0.04	0.01

Intangible asset write-downs	—	0.26

Other	(0.02)	(0.01)

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$4.28	3.91	9.5%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (4)

BABY CARE
US	$99	104	(4.8)%	(4.8)%	—%
Intl	461	460	0.2	4.3	(4.1)
WW	560	564	(0.7)	2.6	(3.3)

ORAL CARE
US	142	162	(12.3)	(12.3)	—
Intl	253	251	0.8	3.2	(2.4)
WW	395	413	(4.4)	(3.0)	(1.4)

OTC(3)
US	310	263	17.9	17.9	—
Intl	665	653	1.8	2.0	(0.2)
WW	975	916	6.4	6.5	(0.1)

SKIN CARE
US	404	390	3.6	3.6	—
Intl	520	514	1.2	2.1	(0.9)
WW	924	904	2.2	2.7	(0.5)

WOMEN'S HEALTH
US	77	81	(4.9)	(4.9)	—
Intl	331	326	1.5	4.3	(2.8)
WW	408	407	0.2	2.5	(2.3)

WOUND CARE/OTHER(3)
US	193	214	(9.8)	(9.8)	—
Intl	156	163	(4.3)	(3.0)	(1.3)
WW	349	377	(7.4)	(6.9)	(0.5)

TOTAL CONSUMER
US	1,225	1,214	0.9	0.9	—
Intl	2,386	2,367	0.8	2.6	(1.8)
WW	$3,611	3,581	0.8%	2.0%	(1.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,648	1,600	3.0%	3.0%	—%
Intl	695	484	43.6	47.7	(4.1)
WW	2,343	2,084	12.4	13.4	(1.0)
REMICADE
US	1,013	940	7.8	7.8	—
US Exports (5)	291	379	(23.2)	(23.2)	—
Intl	385	272	41.5	46.1	(4.6)
WW	1,689	1,591	6.2	7.0	(0.8)
SIMPONI
US	111	93	19.4	19.4	—
Intl	155	92	68.5	74.9	(6.4)
WW	266	185	43.8	47.0	(3.2)
STELARA
US	233	188	23.9	23.9	—
Intl	137	99	38.4	38.6	(0.2)
WW	370	287	28.9	29.0	(0.1)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	18	21	(14.3)	(8.1)	(6.2)
WW	18	21	(14.3)	(8.1)	(6.2)

INFECTIOUS DISEASES
US	278	259	7.3	7.3	—
Intl	543	536	1.3	(0.1)	1.4
WW	821	795	3.3	2.4	0.9
INCIVO
US	—	—	—	—	—
Intl	76	71	7.0	5.3	1.7
WW	76	71	7.0	5.3	1.7
INTELENCE
US	47	45	4.4	4.4	—
Intl	45	49	(8.2)	(9.2)	1.0
WW	92	94	(2.1)	(2.6)	0.5
PREZISTA
US	215	181	18.8	18.8	—
Intl	195	183	6.6	4.4	2.2
WW	410	364	12.6	11.5	1.1
OTHER INFECTIOUS DISEASES
US	16	33	(51.5)	(51.5)	—
Intl	227	233	(2.6)	(3.4)	0.8
WW	243	266	(8.6)	(9.3)	0.7

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$601	678	(11.4)%	(11.4)%	—%
Intl	991	990	0.1	4.6	(4.5)
WW	1,592	1,668	(4.6)	(1.9)	(2.7)
CONCERTA/METHYLPHENIDATE
US	38	150	(74.7)	(74.7)	—
Intl	104	104	0.0	3.5	(3.5)
WW	142	254	(44.1)	(42.7)	(1.4)
INVEGA
US	82	78	5.1	5.1	—
Intl	65	62	4.8	11.0	(6.2)
WW	147	140	5.0	7.8	(2.8)
INVEGA SUSTENNA/XEPLION
US	180	130	38.5	38.5	—
Intl	144	82	75.6	72.9	2.7
WW	324	212	52.8	51.7	1.1
RISPERDAL CONSTA
US	114	113	0.9	0.9	—
Intl	212	238	(10.9)	(8.7)	(2.2)
WW	326	351	(7.1)	(5.6)	(1.5)
OTHER NEUROSCIENCE
US	187	207	(9.7)	(9.7)	—
Intl	466	504	(7.5)	(0.7)	(6.8)
WW	653	711	(8.2)	(3.4)	(4.8)

ONCOLOGY
US	227	145	56.6	56.6	—
Intl	754	483	56.1	57.1	(1.0)
WW	981	628	56.2	57.0	(0.8)
VELCADE
US	—	—	—	—	—
Intl	404	327	23.5	26.3	(2.8)
WW	404	327	23.5	26.3	(2.8)
ZYTIGA
US	204	136	50.0	50.0	—
Intl	260	129	*	97.1	4.5
WW	464	265	75.1	72.9	2.2
OTHER ONCOLOGY
US	23	9	*	*	—
Intl	90	27	*	*	(5.2)
WW	113	36	*	*	(3.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$795	606	31.2%	31.2%	—%
Intl	504	621	(18.8)	(18.8)	0.0
WW	1,299	1,227	5.9	5.9	0.0
ACIPHEX/PARIET
US	89	80	11.3	11.3	—
Intl	44	115	(61.7)	(62.0)	0.3
WW	133	195	(31.8)	(32.0)	0.2
PROCRIT/EPREX
US	204	198	3.0	3.0	—
Intl	140	161	(13.0)	(14.4)	1.4
WW	344	359	(4.2)	(4.8)	0.6
XARELTO
US	246	68	*	*	—
Intl	—	—	—	—	—
WW	246	68	*	*	—
OTHER
US	256	260	(1.5)	(1.5)	—
Intl	320	345	(7.2)	(6.4)	(0.8)
WW	576	605	(4.8)	(4.4)	(0.4)

TOTAL PHARMACEUTICAL
US	3,549	3,288	7.9	7.9	—
Intl	3,487	3,114	12.0	14.0	(2.0)
WW	$7,036	6,402	9.9%	10.9%	(1.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$196	195	0.5%	0.5%	—%
Intl	305	298	2.3	6.6	(4.3)
WW	501	493	1.6	4.2	(2.6)

DIABETES CARE
US	237	328	(27.7)	(27.7)	—
Intl	320	301	6.3	6.5	(0.2)
WW	557	629	(11.4)	(11.3)	(0.1)

DIAGNOSTICS
US	222	256	(13.3)	(13.3)	—
Intl	237	257	(7.8)	(2.8)	(5.0)
WW	459	513	(10.5)	(8.0)	(2.5)

INFECTION PREVENTION/OTHER
US	91	98	(7.1)	(7.1)	—
Intl	129	134	(3.7)	4.3	(8.0)
WW	220	232	(5.2)	(0.5)	(4.7)

ORTHOPAEDICS
US	1,232	1,242	(0.8)	(0.8)	—
Intl	1,051	1,048	0.3	3.4	(3.1)
WW	2,283	2,290	(0.3)	1.1	(1.4)

SPECIALTY SURGERY
US	321	308	4.2	4.2	—
Intl	305	289	5.5	9.2	(3.7)
WW	626	597	4.9	6.7	(1.8)

SURGICAL CARE
US	587	602	(2.5)	(2.5)	—
Intl	947	949	(0.2)	3.9	(4.1)
WW	1,534	1,551	(1.1)	1.4	(2.5)

VISION CARE
US	265	260	1.9	1.9	—
Intl	483	504	(4.2)	4.9	(9.1)
WW	748	764	(2.1)	3.9	(6.0)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,151	3,289	(4.2)	(4.2)	—
Intl	3,777	3,780	(0.1)	4.2	(4.3)
WW	$6,928	7,069	(2.0)%	0.3%	(2.3)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (4)

BABY CARE
US	$308	309	(0.3)%	(0.3)%	—%
Intl	1,402	1,373	2.1	5.2	(3.1)
WW	1,710	1,682	1.7	4.2	(2.5)

ORAL CARE
US	449	476	(5.7)	(5.7)	—
Intl	755	732	3.1	4.8	(1.7)
WW	1,204	1,208	(0.3)	0.8	(1.1)

OTC (3)
US	954	801	19.1	19.1	—
Intl	1,995	1,949	2.4	2.7	(0.3)
WW	2,949	2,750	7.2	7.4	(0.2)

SKIN CARE
US	1,320	1,314	0.5	0.5	—
Intl	1,414	1,410	0.3	0.9	(0.6)
WW	2,734	2,724	0.4	0.7	(0.3)

WOMEN'S HEALTH
US	242	254	(4.7)	(4.7)	—
Intl	978	964	1.5	4.2	(2.7)
WW	1,220	1,218	0.2	2.4	(2.2)

WOUND CARE/OTHER (3)
US	626	689	(9.1)	(9.1)	—
Intl	501	524	(4.4)	(3.8)	(0.6)
WW	1,127	1,213	(7.1)	(6.8)	(0.3)

TOTAL CONSUMER
US	3,899	3,843	1.5	1.5	—
Intl	7,045	6,952	1.3	2.7	(1.4)
WW	$10,944	10,795	1.4%	2.3%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$4,865	4,524	7.5%	7.5%	—%
Intl	1,923	1,374	40.0	43.3	(3.3)
WW	6,788	5,898	15.1	15.9	(0.8)
REMICADE
US	2,909	2,712	7.3	7.3	—
US Exports (5)	972	1,123	(13.4)	(13.4)	—
Intl	1,080	800	35.0	38.2	(3.2)
WW	4,961	4,635	7.0	7.5	(0.5)
SIMPONI
US	292	220	32.7	32.7	—
Intl	386	206	87.4	95.3	(7.9)
WW	678	426	59.2	63.0	(3.8)
STELARA
US	692	469	47.5	47.5	—
Intl	395	287	37.6	38.5	(0.9)
WW	1,087	756	43.8	44.1	(0.3)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	62	81	(23.5)	(21.4)	(2.1)
WW	62	81	(23.5)	(21.4)	(2.1)

INFECTIOUS DISEASES
US	775	738	5.0	5.0	—
Intl	1,831	1,600	14.4	14.7	(0.3)
WW	2,606	2,338	11.5	11.7	(0.2)
INCIVO
US	—	—	—	—	—
Intl	410	305	34.4	36.1	(1.7)
WW	410	305	34.4	36.1	(1.7)
INTELENCE
US	138	130	6.2	6.2	—
Intl	146	135	8.1	8.1	0.0
WW	284	265	7.2	7.2	0.0
PREZISTA
US	578	507	14.0	14.0	—
Intl	634	554	14.4	14.0	0.4
WW	1,212	1,061	14.2	14.0	0.2
OTHER INFECTIOUS DISEASES
US	59	101	(41.6)	(41.6)	—
Intl	641	606	5.8	6.0	(0.2)
WW	700	707	(1.0)	(0.8)	(0.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$1,973	2,010	(1.8)%	(1.8)%	—%
Intl	3,043	3,019	0.8	4.6	(3.8)
WW	5,016	5,029	(0.3)	2.0	(2.3)
CONCERTA/METHYLPHENIDATE
US	262	493	(46.9)	(46.9)	—
Intl	351	337	4.2	6.6	(2.4)
WW	613	830	(26.1)	(25.1)	(1.0)
INVEGA
US	229	223	2.7	2.7	—
Intl	200	180	11.1	16.9	(5.8)
WW	429	403	6.5	9.1	(2.6)
INVEGA SUSTENNA/XEPLION
US	502	350	43.4	43.4	—
Intl	396	218	81.7	80.1	1.6
WW	898	568	58.1	57.5	0.6
RISPERDAL CONSTA
US	327	336	(2.7)	(2.7)	—
Intl	670	731	(8.3)	(6.1)	(2.2)
WW	997	1,067	(6.6)	(5.1)	(1.5)
OTHER NEUROSCIENCE
US	653	608	7.4	7.4	—
Intl	1,426	1,553	(8.2)	(2.8)	(5.4)
WW	2,079	2,161	(3.8)	0.1	(3.9)

ONCOLOGY
US	632	371	70.4	70.4	—
Intl	2,028	1,439	40.9	42.9	(2.0)
WW	2,660	1,810	47.0	48.6	(1.6)
VELCADE
US	—	—	—	—	—
Intl	1,136	998	13.8	16.7	(2.9)
WW	1,136	998	13.8	16.7	(2.9)
ZYTIGA
US	539	349	54.4	54.4	—
Intl	664	348	90.8	89.1	1.7
WW	1,203	697	72.6	71.7	0.9
OTHER ONCOLOGY
US	93	22	*	*	—
Intl	228	93	*	*	(5.7)
WW	321	115	*	*	(4.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$2,152	1,765	21.9%	21.9%	—%
Intl	1,607	1,986	(19.1)	(18.7)	(0.4)
WW	3,759	3,751	0.2	0.4	(0.2)
ACIPHEX/PARIET
US	289	280	3.2	3.2	—
Intl	152	369	(58.8)	(58.7)	(0.1)
WW	441	649	(32.0)	(32.0)	0.0
PROCRIT/EPREX
US	627	634	(1.1)	(1.1)	—
Intl	430	502	(14.3)	(14.9)	0.6
WW	1,057	1,136	(7.0)	(7.3)	0.3
XARELTO
US	593	144	*	*	—
Intl	—	—	—	—	—
WW	593	144	*	*	—
OTHER
US	643	707	(9.1)	(9.1)	—
Intl	1,025	1,115	(8.1)	(7.2)	(0.9)
WW	1,668	1,822	(8.5)	(7.9)	(0.6)

TOTAL PHARMACEUTICAL
US	10,397	9,408	10.5	10.5	—
Intl	10,432	9,418	10.8	12.9	(2.1)
WW	$20,829	18,826	10.6%	11.7%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$598	566	5.7%	5.7%	—%
Intl	945	913	3.5	7.5	(4.0)
WW	1,543	1,479	4.3	6.8	(2.5)
DIABETES CARE
US	779	1,017	(23.4)	(23.4)	—
Intl	967	955	1.3	2.2	(0.9)
WW	1,746	1,972	(11.5)	(11.0)	(0.5)
DIAGNOSTICS
US	711	767	(7.3)	(7.3)	—
Intl	708	772	(8.3)	(4.1)	(4.2)
WW	1,419	1,539	(7.8)	(5.7)	(2.1)
INFECTION PREVENTION/OTHER
US	271	313	(13.4)	(13.4)	—
Intl	395	393	0.5	6.9	(6.4)
WW	666	706	(5.7)	(2.1)	(3.6)
ORTHOPAEDICS
US	3,767	2,898	30.0	30.0	—
Intl	3,286	2,513	30.8	34.3	(3.5)
WW	7,053	5,411	30.3	31.9	(1.6)
SPECIALTY SURGERY
US	971	971	0.0	0.0	—
Intl	938	900	4.2	7.2	(3.0)
WW	1,909	1,871	2.0	3.4	(1.4)
SURGICAL CARE
US	1,695	1,797	(5.7)	(5.7)	—
Intl	2,935	3,019	(2.8)	0.6	(3.4)
WW	4,630	4,816	(3.9)	(1.8)	(2.1)
VISION CARE
US	808	790	2.3	2.3	—
Intl	1,410	1,461	(3.5)	4.3	(7.8)
WW	2,218	2,251	(1.5)	3.6	(5.1)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	9,600	9,119	5.3	5.3	—
Intl	11,584	10,926	6.0	10.0	(4.0)
WW	$21,184	20,045	5.7%	7.9%	(2.2)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Unaudited
(3) Nutritionals now reflected in Wound Care/Other, previously reported in OTC/Nutritionals
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Reported as U.S. sales